Long-term Incentive Plan	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Long-term Incentive Plan
26.	LONG-TERM INCENTIVE PLAN
	Opening balance	18.1	23.6
	Charge to income statement – continuing operations	1.1	5.0
	Charge to income statement – discontinued operations	—	0.1
	Payments	(17.8)	(11.5)
	Translation adjustment	0.7	0.9

	Balance at end of the year[2]	2.1	18.1
	Current portion of long-term incentive plan	—	(18.1)

	Non-current portion of long-term incentive plan	2.1	—

[2]

On 1 March 2014, the Remuneration Committee approved the Gold Fields Limited Long-Term Incentive Plan (“LTIP”). The plan provided for executive directors, certain officers and employees to receive a cash award conditional on the achievement of specified performance conditions relating to total shareholder return and free cash flow margin. The conditions were assessed over the performance cycle which runs over three calendar years. The expected timing of the cash outflows in respect of each grant was at the end of three years after the original award was made. The last award under this plan was made in 2015.

From 2018 onwards, Executive Committee members (including regional Executive Committee members) receive awards under the Gold Fields Limited 2012 Share Plan amended, while senior and middle management receive awards under the revised LTIP. The performance conditions of the revised LTIP are approved annually by the Remuneration Committee. The expected timing of the cash outflows in respect of each grant is at the end of three years after the original award was made.